UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2011

INTELLIGENT LIVING CORP.

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(Exact Name of Registrant as Specified in Its Charter)

Nevada                       000-25335               88-0409024

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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer

of Incorporation)               File Number)         Identification No.)

SUITE 221, 2323 QUEBEC STREET VANCOUVER, BC V5T 4S7

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(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (604) 876 7494

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 26, 2011, Mark Bailey and Company, Ltd. (“MB&C”) notified the Company that effective as of that date, the firm was not going to stand for re-election as its independent auditor. Effective the same date, the Company appointed M&K CPAS, PLLC as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors.

MB&C issued its auditor’s report on the Company's financial statements for the year ended May 31, 2010 and 2009, which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty described above, MB&C’s audit report on the Company’s financial statements for the years ended May 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended May 31, 2010 and 2009 and any subsequent interim period through August 26, 2011, the date of resignation of MB&C, there were no disagreements with MB&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MB&C’s satisfaction, would have caused MB&C to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided MB&C with a copy of the disclosure in the preceding two paragraphs and requested in writing that MB&C furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. MB&C provided a letter, dated August 26, 2011 stating its agreement with such statements, which is included as exhibit 16.1 to this Form 8-K.

During the year ended May 31, 2010 and through the date of the Company’s decision, the Company did not consult M&K CPAS, PLLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)  The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.

Description

16.1

Letter re: Change of Certifying  Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTELLIGENT LIVING CORP.

By /s/ MICHAEL F. HOLLORAN

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Michael F. Holloran

President

Date: August 29, 2011